Commitments and contingencies	6 Months Ended
Jun. 30, 2022
Capital commitments [abstract]
Commitments and contingencies
10. Commitments and contingencies

Capital commitments at 30 June 2022
Capital commitments, excluding the Group's share of joint venture capital commitments, were US$2,905 million (31 December 2021: US$2,551 million). Our capital commitments include open purchase orders for managed operations and expenditure on major projects already authorised by our Investment Committee for non-managed operations. It does not include the estimated incremental capital expenditure relating to decarbonisation projects of US$7.5 billion between 2022 and 2030 unless otherwise contractually committed. On a legally enforceable basis, capital commitments would be approximately US$1.3 billion (31 December 2021: US$1.1 billion) as many of the contracts relating to the Group’s projects have various cancellation clauses.
The Group's share of joint venture capital commitments was US$17 million at 30 June 2022 (31 December 2021: US$11 million).
Contingent liabilities (subsidiaries, joint operations joint ventures and associates)
Contingent liabilities, indemnities and other performance guarantees represent the potential outflow of funds from the Group for the satisfaction of obligations including those under contractual arrangements (for example undertakings related to supplier agreements) not provided for in the balance sheet, where the likelihood of the contingent liabilities, guarantees or indemnities being called is assessed as possible rather than probable or remote.
10. Commitments and contingencies (continued)
Contingent liabilities, indemnities and other performance guarantees were US$275 million at 30 June 2022 (31 December 2021: US$441 million).

There were no material contingent liabilities arising in relation to the Group’s joint ventures and associates.The Group has not established provisions for certain additional legal claims in cases where we have assessed that a payment is either not probable or cannot be reliably estimated. A number of Group companies are, and will likely continue to be, subject to various legal proceedings and investigations that arise from time to time. As a result, the Group may become subject to substantial liabilities that could affect our business, financial position and reputation. Litigation is inherently unpredictable and large judgments may at times occur. The Group may incur, in the future, judgments or enter into settlements of claims that could lead to material cash outflows. We do not believe that any of these proceedings will have a materially adverse effect on our financial position.

Contingent liabilities - not quantifiable

The current status of the following contingent liabilities means it is not practicable to provide a reliable estimate of possible financial exposure:

Litigation disputes
In October 2017, Rio Tinto announced that it had been notified by the U.S. Securities and Exchange Commission (SEC) that the SEC had filed a complaint in relation to Rio Tinto’s disclosures and timing of the impairment of Rio Tinto Coal Mozambique (RTCM). The impairment was reflected in Rio Tinto’s 2012 year-end accounts. The SEC alleges that Rio Tinto, a former chief executive, Tom Albanese, and a former chief financial officer, Guy Elliott, committed violations of the antifraud, reporting, books and records and internal control provisions of the federal securities law by not accurately disclosing the value of RTCM and not impairing it when Rio Tinto published its 2011 year-end accounts in February 2012 or its 2012 interim results in August 2012. In June 2019, the trial court dismissed an associated US class action on behalf of securities holders. In August 2020, the appeals court partially overturned the court’s dismissal and the trial court dismissed the case again in 2022.

On 6 March 2022 we reached a settlement with the Australian Securities and Investment Commission (ASIC) regarding the disclosure of the impairment of Rio Tinto Coal Mozambique (RTCM), which was reflected in Rio Tinto’s 2012 year-end accounts. As part of this court approved settlement, we paid a A$750,000 penalty for a single contravention of its continuous disclosure obligations in the period 21 December 2012 to 17 January 2013, immediately preceding the impairment announcement. As part of this court approved settlement between ASIC and Rio Tinto, there were no findings of fraud or any systemic or widespread failure by Rio Tinto. The case against Tom Albanese and Guy Elliott brought by ASIC has been wholly dismissed.

Rio Tinto continues to co-operate fully with relevant authorities in connection with their investigations in relation to contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011 on the Simandou project in Guinea. In August 2018, the court dismissed a related US class action commenced on behalf of securities holders.

At 30 June 2022, the outcomes of these matters remain uncertain, but they could ultimately expose the Group to material financial cost. We believe these cases are unwarranted and will defend the allegations vigorously. No provisions have been recognised for these cases however a dedicated Board committee continues to monitor the progress of these matters, as appropriate.
10. Commitments and contingencies (continued)

Other contingent liabilities

The Group is in the process of modernising agreements with Traditional Owner groups as outlined in our response to the Juukan Gorge incident. We have provided for our best estimate of historical claims; however, the process is incomplete and it is possible that further claims could arise relating to past events.

Close-down and restoration provisions are not recognised for those operations that have no known restrictions on their lives as the date of closure cannot be reliably estimated. This applies primarily to Canadian aluminium smelters which are not dependent upon a specific orebody and have access to indefinite-lived power from owned hydro-power stations with water rights permitted by local governments. In these instances a closure obligation may exist at the reporting date; however, due to the indefinite nature of asset lives it is not possible to arrive at a sufficiently reliable estimate for the purposes of recognising a provision. Close-down and restoration provisions are recognised at these operations for separately identifiable closure activities which can be reasonably estimated, such as the demolition and removal of fixed structures after a pre-determined period, refer to note 8. Any contingent liability for these assets will crystallise into a closure provision if and when a decision is taken to cease operations.